Exhibit 10.3

EXECUTION VERSION

The Royal Bank of Scotland plc, as Administrative Agent
for the Lenders party to the Credit Agreement
referred to below

Ladies and Gentlemen:

The undersigned (the “Extending Lender”) hereby agrees to extend, effective 31 January 2014 (the “Extension Date”), its Commitment and the Maturity Date under the Credit Agreement, dated as of 12 February 2013 (as amended or modified from time to time, the “Credit Agreement,” the terms defined therein being used herein as therein defined if not defined herein), among Philip Morris International Inc. (“PMI”), the Lenders party thereto and The Royal Bank of Scotland plc, as Administrative Agent, for an additional 364-day period to 10 February 2015 (the “Extended Maturity Date”) pursuant to Section 2.19 of the Credit Agreement.

The Extending Lender, PMI and the Administrative Agent hereby agree that, from and after the Extension Date, all references to the “Maturity Date” in the Credit Agreement shall be deemed to refer to the Extended Maturity Date as such references relate to the Extending Lender and its Commitments (including, without limitation, for purposes of Sections 2.4(b) and 2.19(a) of the Credit Agreement). For the avoidance of doubt, in no event shall references to the “Maturity Date” in the Credit Agreement be deemed to refer to the Extended Maturity Date as such references relate to a Non-Extending Lender and its Commitments.

The Extending Lender, PMI and the Administrative Agent hereby further agree that, from and after the Extension Date, Schedule 4 to the Credit Agreement shall be amended and restated in its entirety as set forth in Exhibit A hereto.

Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and are hereby ratified and confirmed.

This Extension Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. This Extension Agreement may be signed in any number of counterparts, each of which when executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

[Signature pages omitted]